EXHIBIT 10.1
FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED
ADMINISTRATIVE SERVICES AGREEMENT
by and among
EPCO, INC.
(formerly known as Enterprise Products Company)
ENTERPRISE GP HOLDINGS L.P.
EPE HOLDINGS, LLC
ENTERPRISE PRODUCTS PARTNERS L.P.
ENTERPRISE PRODUCTS OPERATING L.P.
ENTERPRISE PRODUCTS GP, LLC
ENTERPRISE PRODUCTS OLPGP, INC.
DEP HOLDINGS, LLC
DUNCAN ENERGY PARTNERS L.P.
DEP OPERATING PARTNERSHIP, L.P.
TEPPCO PARTNERS, L.P.
TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC
TE PRODUCTS PIPELINE COMPANY, LIMITED PARTNERSHIP
TEPPCO MIDSTREAM COMPANIES, L.P.
TCTM, L.P.
and
TEPPCO GP, INC.

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED
ADMINISTRATIVE SERVICES AGREEMENT
     THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”) is entered into this 28th day of February, 2007, but effective as of March 1, 2007 (the “Effective Date”), by and among EPCO, Inc., a Texas corporation formerly known as Enterprise Products Company (“EPCO”), Enterprise GP Holdings L.P., a Delaware limited partnership (“EPE”), EPE Holdings, LLC, a Delaware limited liability company (“EPE GP”), Enterprise Products Partners L.P., a Delaware limited partnership (“EPD”), Enterprise Products Operating L.P., a Delaware limited partnership (“EPD OLP”), Enterprise Products GP, LLC, a Delaware limited liability company (“EPD GP”), Enterprise Products OLPGP, Inc., a Delaware corporation (“EPD OLPGP”), DEP Holdings, LLC, a Delaware limited liability company (“DEP Holdings”), Duncan Energy Partners L.P., a Delaware limited partnership (“DEP”), DEP Operating Partnership, L.P., a Delaware limited partnership (“DEP OLP”), TEPPCO Partners, L.P., a Delaware limited partnership (“TPP”), Texas Eastern Products Pipeline Company, LLC, a Delaware limited liability company (“TPP GP”), TE Products Pipeline Company, Limited Partnership, a Delaware limited partnership (“TE LP”), TEPPCO Midstream Companies, L.P., a Delaware limited partnership (“TEPPCO Midstream”), TCTM, L.P., a Delaware limited partnership (“TCTM”), and TEPPCO GP, Inc., a Delaware corporation (“TEPPCO Inc.”).
RECITALS
     The purpose of this Agreement is to delete Exhibit B to that certain Fourth Amended and Restated Administrative Services Agreement (the “Fourth Amendment”), dated January 30, 2007 but effective as of February 5, 2007, among the Parties hereto. Capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Fourth Amendment.
AGREEMENTS
     NOW, THEREFORE, in consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:
1.	Exhibit B to the Fourth Amendment is hereby deleted in its entirety and Section 5.5 of the Fourth Amendment and all references to Exhibit B in the Fourth Amendment are also hereby deleted.

2.	All terms, conditions and provisions of the Fourth Amendment are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The Fourth Amendment, as amended hereby, is hereby ratified and reaffirmed by the parties hereto who specifically acknowledge the validity and enforceability thereof.

3.	This Agreement shall be subject to and governed by the laws of the State of Texas. Each Party hereby submits to the exclusive jurisdiction of the state and federal courts in the State of Texas and to exclusive venue in Houston, Harris County, Texas.

4.	This Agreement constitutes the entire agreement of the Parties relating to the matters contained herein, superseding all prior contracts or agreements among the parties, whether oral or written, relating to the matters contained herein.

5.	This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of February 28, 2007, to be effective as of the Effective Date.

EPCO, INC. (formerly known as Enterprise
Products Company, a Texas corporation)

By:	/s/ Richard H. Bachmann

Name:	Richard H. Bachmann
Title:	Executive Vice President and
Chief Legal Officer

Address for Notice:
1100 Louisiana, 10th Floor
Houston, Texas 77002
Facsimile No.: (713) 381-6500
[signature page]

2

ENTERPRISE GP HOLDINGS L.P.

EPE HOLDINGS, LLC
Individually and as Sole General Partner of
Enterprise GP Holdings L.P.

By:	/s/ W. Randall Fowler

W. Randall Fowler
Senior Vice President and Chief
Financial Officer

Address for Notice:
1100 Louisiana, 10th Floor
Houston, Texas 77002
Facsimile No.: (713) 381-8200

ENTERPRISE PRODUCTS PARTNERS L.P.

ENTERPRISE PRODUCTS OPERATING L.P.

ENTERPRISE PRODUCTS GP, LLC,
Individually and as Sole General Partner of
Enterprise Products Partners L.P., and

ENTERPRISE PRODUCTS OLPGP, INC.,
Individually and as Sole General Partner of
Enterprise Products Operating L.P.

By:	/s/ W. Randall Fowler

W. Randall Fowler
Senior Vice President and Treasurer

Address for Notice:
1100 Louisiana, 10th Floor
Houston, Texas 77002
Facsimile No.: (713) 381-8200

DUNCAN ENERGY PARTNERS L.P.

DEP HOLDINGS, LLC
Individually and as Sole General Partner
of Duncan Energy Partners L.P.

By:	/s/ Michael A. Creel

Michael A. Creel
Executive Vice President and Chief Financial Officer

Address for Notice:
1100 Louisiana, 10th Floor
Houston, Texas 77002
Facsimile No.: (713) 381-8200

DEP OPERATING PARTNERSHIP, L.P.

By: DEP OLPGP, LLC, as Sole General Partner

By:	/s/ Michael A. Creel

Michael A. Creel
Executive Vice President and Chief Financial Officer

Address for Notice:
1100 Louisiana, 10th Floor
Houston, Texas 77002
Facsimile No.: (713) 381-8200
[signature page]

TEPPCO PARTNERS, L.P.

TEXAS EASTERN PRODUCTS PIPELINE
COMPANY, LLC
Individually and as Sole General Partner of
TEPPCO Partners, L.P.

By:	/s/ William G. Manias

William G. Manias, Vice President and Chief Financial Officer

Address for Notice:
1100 Louisiana, Suite 1600
Houston, Texas 77002
Facsimile No.: (713) 381-4039

TE PRODUCTS PIPELINE COMPANY,
LIMITED PARTNERSHIP

TEPPCO MIDSTREAM COMPANIES, L.P.

TCTM, L.P.

TEPPCO GP, Inc.
Individually and as Sole General Partner of TE
Products Pipeline Company, Limited Partnership,
TEPPCO Midstream Companies, L.P. and TCTM, L.P.

By:	/s/ William G. Manias

William G. Manias, Vice President and Chief Financial Officer

Address for Notice:
1100 Louisiana, Suite 1600
Houston, Texas 77002
Facsimile No.: (713) 381-4039
[signature page]